UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CALCIMEDICA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CalciMedica

P.O. BOX 8016, CARY, NC 27512-9903



Your vote matters!

CalciMedica, Inc.

Annual Meeting of Stockholders

Tuesday, June 24, 2025 9:00 AM, Pacific Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/CALC for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/CALC

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CALC

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 13, 2025.

SEE REVERSE FOR FULL AGENDA

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 24, 2025 For Stockholders of Record as of April 28, 2025

To order paper materials, use one of the following methods.

Internet:
www.investorelections.com/CALC

Call:
1-866-648-8133

Email:
paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

PROPOSAL1. To elect three Class II directors, each to serve a three-year term through the 2028 annual meeting of stockholders following the 2025 annualmeeting of stockholders and until a successor has been elected and qualified or until earlier resignation or removal.1.01 A. Rachel Leheny, Ph.D.1.02 Eric W. Roberts1.03 Frederic Guerard, Pharm.D.2. To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31,2025.3. To approve an amendment to the CalciMedica, Inc. Amended 2023 Equity Incentive Plan, to, among other things, increase the number of sharesof our common stock authorized for issuance under the 2023 Plan by 600,000 shares.THE BOARD OF DIRECTORS RECOMMENDS A VOTEFOR each of the nominees for director listed below and FOR Proposal 2 and 3CalciMedica, Inc. Annual Meeting of Stockholders